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                                                                     Exhibit 23




                        Consent of Independent Auditors


We consent to the use of our report on the financial statements for the year ended December 31, 1997 of CCB Consulting, Inc., in the Form 8-K/A dated July 31, 1998 of HORIZON Pharmacies, Inc.



Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas
October 13, 1998